UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200
Durham, North Carolina 27703
(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302
(Registrant’s telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of BioCryst Pharmaceuticals, Inc. (the “Company”), the Company’s stockholders approved, by the affirmative vote of a majority of the shares of the Company’s common stock represented in person or by proxy at the Annual Meeting and voting on the proposal, a proposal to amend and restate the BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (such plan, as amended and restated, the “Stock Incentive Plan”), increasing the number of shares available for issuance under the Stock Incentive Plan by 7,000,000 shares (the “Incentive Plan Proposal”). A detailed description of the Stock Incentive Plan is included in the Company’s Definitive Proxy Statement for the Annual Meeting. The description of the Stock Incentive Plan in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 13, 2023 for the purpose of (1) electing four directors to serve for a term ending at the Company’s 2026 annual meeting of stockholders and until a successor is duly elected and qualified; (2) ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2023; (3) holding an advisory vote approving the Company’s executive compensation; (4) holding an advisory vote on the frequency of future advisory votes on the Company’s executive compensation; and (5) approving the Incentive Plan Proposal described in Item 5.02 above.

The nominees for director were elected by the following votes:

	FOR	WITHHELD
George B. Abercrombie	115,339,248	8,886,055
Theresa M. Heggie	109,979,956	14,245,347
Amy E. McKee, M.D.	115,962,885	8,262,418
Jon P. Stonehouse	115,813,870	8,411,433

In addition, there were 29,924,456 broker non-votes for each director.

The proposed ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2023 was approved by the following votes:

FOR	147,314,382
AGAINST	6,420,578
ABSTAIN	414,799

The proposed advisory resolution regarding executive compensation was approved by the following votes:

FOR	112,956,369
AGAINST	10,424,056
ABSTAIN	844,878
BROKER NON-VOTES	29,924,456

The proposal relating to the advisory vote on the frequency of future advisory votes on the Company’s executive compensation was voted on as follows:

ONE YEAR	116,872,561
TWO YEARS	490,032
THREE YEARS	4,607,253
ABSTAIN	2,255,457

In light of these voting results, the Company plans to hold future advisory votes approving executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its stockholders.

The Incentive Plan Proposal was approved by the following votes:

FOR	80,642,552
AGAINST	39,582,731
ABSTAIN	4,000,020
BROKER NON-VOTES	29,924,456

There was no other business voted upon at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (as amended and restated as of April 24, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2023	BioCryst Pharmaceuticals, Inc.

	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer